EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

     I consent to the use in this Registration Statement on Form S-8 of Biomasse International, Inc. of my report dated December 20, 2001 appearing in the 10-KSB which is incorporated by reference.


/s/ Mark Cohen

Mark Cohen C.P.A.
Hollywood, Florida
July 12, 2002